UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported)     August 28, 2000
                                                     -----------------------



                             TRITON ENERGY LIMITED
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



         Cayman  Islands               1-11675                   None
   -----------------------------    ----------------    ------------------------
   (State or other jurisdiction    (Commission           (IRS  Employer
      of incorporation)            File  Number)           Identification  No.)


             Caledonian  House,  Jennett  Street
                      P.O.Box  1043
                      George  Town
          Grand  Cayman,  Cayman  Islands                            NA
          -------------------------------                        ---------
         (Address  of  principal  executive  offices)           (Zip  Code)




  Registrant's telephone number, including area code        (345) 949-0050
                                                     --------------------------




                                       N/A
          (Former name or former address, if changed since last report)

ITEM  5.    OTHER  EVENTS.

Greece
------

     Onshore southwestern Greece, Triton completed drilling a second shallow commitment well, the Trifos South-1, on the Aitoloakarnania license. The Trifos South-1 well was a dry hole.





                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      TRITON  ENERGY  LIMITED



Date:  August  28,  2000              By: /s/W.  Greg  Dunlevy
                                          ------------------------------
                                          W. Greg Dunlevy, Vice President,
                                              Finance and Treasurer